SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST
EVENT REPORTED): SEPTEMBER 15, 2004

VERTIS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET BALTIMORE, MARYLAND		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                       OTHER EVENTS

The following information is furnished pursuant to Item 8.01 of Form 8-K, “Other Events”.

On September 15, 2004, Vertis, Inc. announced that it has entered into a termination and release agreement resulting in the termination of its leasehold interest in its real estate properties in Austria.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.  Vertis, Inc. does not intend for this exhibit to be incorporated by reference into future filings under the Securities Act of 1933.

ITEM 9.01                       FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1                        Press Release, dated September 15, 2004, issued by Vertis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

Date:  September 16, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 15, 2004, issued by Vertis, Inc.